SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2010

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of stockholders was held on May 4, 2010.  In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934.  The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s 2010 Proxy Statement.

1.           Votes regarding the persons elected to serve as directors until the annual meeting of shareholders in 2011 or until their successors are duly elected and qualified were as follows:

Nominee	Votes For	Withheld	Broker/Non-Votes
George E. Richmond	7,292,341	153,043	330,150
Alfred E. Brennan	7,356,334	89,050	330,150
Brian F. Bremer	4,807,300	2,638,084	330,150
Patrick J. Ferrillo, Jr.	4,848,662	2,596,722	330,150
Richard J. Bliss	4,853,637	2,591,747	330,150

2.           Votes regarding ratifying the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2010:

Votes For	Votes Against	Abstained	Broker/Non-Votes
7,735,941	35,385	4,208	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President and Chief Financial Officer

Dated:  May 5, 2010